                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K


                                 CURRENT REPORT

                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934



      Date of Report (Date of earliest event reported): September 17, 1998
                                                        ------------------



                         SODEXHO MARRIOTT SERVICES, INC.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


                                    Delaware
                            ------------------------
                            (State of incorporation)


             1-12188                            52-0936594
      ---------------------         ------------------------------------
      (Commission File No.)         (I.R.S. Employer Identification No.)



                  10400 Fernwood Road, Bethesda, Maryland 20817
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               (Address of principal executive offices) (Zip Code)


       Registrant's telephone number, including area code: (301) 380-3100
                                                           --------------





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ITEM 5.  OTHER EVENTS.

         STOCKHOLDER PROPOSALS FOR 1999 ANNUAL MEETING OF STOCKHOLDERS
         -------------------------------------------------------------

         The 1999 Annual Meeting of Stockholders of Sodexho Marriott Services, Inc. (the "Company") is scheduled to be held on January 13, 1999. Any stockholder who meets the requirements of the proxy rules under the Securities Exchange Act of 1934, as amended (the "1934 Act"), and the Company's bylaws may submit to the Board not more than one proposal to be considered for inclusion in the Company's 1999 proxy materials. Any such proposal must be submitted in writing by notice delivered or mailed by first class United States mail, postage prepaid, to the Secretary, Sodexho Marriott Services, Inc., 10400 Fernwood Road, Bethesda, Maryland 20817 and must be received no later than October 5, 1998. Any such notice shall set forth: (a) the name and address of the stockholder proposing such business, (b) a brief description of the business desired to be brought before the meeting, including the text of any proposal to be introduced, the reasons for conducting such business at the meeting and any material interest of the stockholder in such business; (c) the class and number of shares of stock held of record, owned beneficially and represented by proxy by such stockholder as of the record date for the meeting (if such date has been publicly made available) and as of the date of such notice; and (d) a representation that the stockholder intends to appear in person or by proxy at the meeting to introduce the proposal specified in the notice. Any stockholder proposal received after October 5, 1998 shall be considered untimely, regardless of whether it is submitted for inclusion in the Company's proxy materials pursuant to Rule 14a-8 under the 1934 Act or simply to notify the Company of the stockholder's intention to introduce it for action at the meeting. The chairman of the meeting may refuse to acknowledge the introduction of any stockholder proposals for which notice is not provided in accordance with the foregoing procedures.









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                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                              SODEXHO MARRIOTT SERVICES, INC.


Date:      SEPTEMBER 17, 1998                 By: /s/ ROBERT A. STERN
     --------------------------------            -----------------------------
                                                 Robert A. Stern
                                                 Senior Vice President and
                                                   General Counsel




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